CASH DIVIDEND	12 Months Ended
Sep. 30, 2019
CASH DIVIDEND
26.	CASH DIVIDEND
On November 29, 2016, the Company approved and declared a cash dividend of US$0.1125 per ordinary share on its total 131,854,773 outstanding shares as of the close of trading on January 6, 2017, resulting in payments totaling US$14,839 to shareholders. Such dividend was recorded as a reduction against retained earnings.
On November 28, 2017, the Company approved and declared a cash dividend of US$0.1125 per ordinary share on its total 132,804,973 outstanding shares as of the close of trading on January 12, 2018, resulting in payments totaling US$14,949 to shareholders. Such dividend was recorded as a reduction against retained earnings.